Exhibit 99.3

Introduction to Unaudited Pro Forma Condensed Combined Financial Statements

The accompanying unaudited pro forma condensed combined financial statements of MDU Communications International, Inc. (“MDU") as at March 31, 2004, for the six months ended March 31, 2004 and for the year ended September 30, 2003 have been prepared by management and give effect to the acquisition of Direct Satellite, Inc. ("DSI") by MDU and a related consulting agreement.

The pro forma condensed combined financial statements of MDU have been derived from the following:

a)	the audited financial statements of MDU for the year ended September 30, 2003;
b)	the unaudited interim financial statements of MDU as of and for the six months ended March 31, 2004;
c)	the audited financial statements of DSI for the year ended December 31, 2003; and
d)	the unaudited interim financial statements of DSI as of and for the three months ended March 31, 2004.

The pro forma condensed combined financial statements should be read in conjunction with the foregoing financial statements including the notes thereto of DSI included herein, the financial statements of MDU which were previously filed with the SEC and the notes to these pro forma financial statements.

The pro forma condensed combined balance sheet assumes the above noted acquisition and related transactions took place on March 31, 2004 and combines the March 31, 2004 balance sheet of MDU and the March 31, 2004 balance sheet of DSI. The pro forma condensed combined statement of operations for the six months ended March 31, 2004 assumes the acquisition took place on October 1, 2003 and combines the historical results of MDU and DSI for the six months ended March 31, 2004. The pro forma condensed combined statement of operations for the year ended September 30, 2003 assumes the acquisition took place on October 1, 2002 and combines the historical results of MDU for the fiscal year ended September 30, 2003 and DSI for the year ended December 31, 2003.

The pro forma condensed combined financial statements are unaudited and are not intended to reflect the actual results of operations or the financial position of MDU which would have resulted had the proposed transactions described in the notes to the pro forma condensed combined financial statements been effected on the dates indicated. Further, the pro forma financial statements are not necessarily indicative of the results of operations or the financial position that may be obtained in the future.

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MDU COMMUNICATIONS INTERNATIONAL, INC.
Pro Forma Condensed Combined Balance Sheets
March 31, 2004 (unaudited)

	MDU Communications Historical March 31, 2004	Direct Satellite Historical March 31, 2004	Pro Forma Adjustments Direct Satellite		Pro Forma Combined March 31, 2004
ASSETS

CURRENT
Cash and cash equivalents	$5,229,499	$23,426	$(2,538,426)	(a)(b)	$2,714,499
Accounts receivable- trade, net	514,255	67,468	(67,468)	(b)	514,255
Other current assets	98,606	11,325	(11,325)	(b)	98,606
TOTAL CURRENT ASSETS	5,842,360	102,219	(2,617,219)		3,327,360

Telecommunications equipment inventory	254,966	—			254,966
Property and equipment, net	4,126,381	859,764	(40,605)	(c)	4,945,540
Intangible assets, net	935,986	—	1,695,841	(d)	2,631,827
TOTAL ASSETS	$11,159,693	$961,983	$(961,983)		$11,159,693

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT
Accounts payable	$462,832	$92,416	$(92,416)	(b)	$462,832
Other accrued liabilities	106,484	84,757	(84,757)	(b)	106,484
Current portion of notes payable, net	22,070	135,300	(135,300)	(b)	22,070
Loan payable-stockholder	—	363,930	(363,930)	(b)	—
Current portion of equipment loans	64,930	—			64,930
TOTAL CURRENT LIABILITIES	656,316	676,403	(676,403)		656,316

Deferred revenue	585,213	—			585,213
Note payable, net of current portion	—	346,397	(346,397)	(b)	—
Equipment loans, net of current portion	72,788	—			72,788
TOTAL LIABILITIES	1,314,317	1,022,800	(1,022,800)		1,314,317

STOCKHOLDERS’ EQUITY
Preferred stock	—	—
Common stock	37,887	1,000	(821)	(e)(f)	38,066
Additional paid-in capital	34,314,337	—	405,448	(f)	34,719,785
Unearned compensation	(2,229,519)	—	(405,627)	(f)	(2,635,146)
Accumulated deficit	(22,277,329)	(61,817)	61,817	(e)	(22,277,329)
TOTAL STOCKHOLDERS’ EQUITY
(DEFICIENCY)	9,845,376	(60,817)	60,817		9,845,376
TOTAL LIABILITIES AND
STOCKHOLDERS’ EQUITY	$11,159,693	$961,983	$(961,983)		$11,159,693

See accompanying notes to the unaudited pro forma condensed combined financial statements

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MDU COMMUNICATIONS INTERNATIONAL, INC. Pro Forma Condensed Combined Statements of Operations Six Months Ended March 31, 2004 (unaudited)
	MDU Communications Historical 2004	Direct Satellite Historical 2004	Pro Forma Adjustments Direct Satellite		Pro Forma Combined 2004

REVENUE	$1,811,819	$455,053			$2,266,872

OPERATING EXPENSES
Direct costs	523,679	132,172			655,851
Sales expenses	231,342	—			231,342
Customer service expenses	537,914	—			537,914
General and administrative expenses (included non-cash charges)	3,531,852	212,751	$101,407	(i)	3,846,010
Depreciation and amortization	648,887	70,508	169,584	(h)	888,979
TOTALS	5,473,674	415,431	270,991		6,160,096

OPERATING INCOME (LOSS)	(3,661,855)	39,622	(270,991)		(3,893,224)

Other income (expense)
Gain on settlement of accounts payable	9,497	—			9,497
Interest income	15,586	—			15,586
Interest expense (including non-cash interest)	(1,284,649)	(50,946)	25,473	(g)	(1,310,122)
Other	(32,182)	—			(32,182)
TOTALS	(1,291,748)	(50,946)	25,473		(1,317,221)
Loss before provision for income taxes	(4,953,603)	(11,324)	(245,518)		(5,210,445)
Credit for income taxes	—	(23,093)	23,093	(g)	—
NET LOSS	$(4,953,603)	$(34,417)	$(222,425)		$(5,210,445)
BASIC AND DILUTED LOSS PER COMMON SHARE	$(0.15)				$(0.15)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	34,131,218				34,309,908

See accompanying notes to the unaudited pro forma condensed combined financial statements

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MDU COMMUNICATIONS INTERNATIONAL, INC.
Pro Forma Condensed Combined Statements of Operations
For the year ended September 30, 2003 (unaudited)

	MDU Communications Historical 2003	Direct Satellite Historical 2003	Pro Forma Adjustments Direct Satellite		Pro Forma Combined 2003

REVENUE	$4,124,394	$846,274			$4,970,668

OPERATING EXPENSES
Direct costs	1,060,198	238,687			1,298,885
Sales expenses	353,980				353,980
Customer service expenses	1,075,255	—			1,075,255
General and administrative expenses (included non-cash charges)	2,278,818	347,530	$202,814	(i)	2,829,162
Depreciation and amortization	1,264,792	115,815	339,168	(h)	1,719,775
TOTALS	6,033,043	702,032	541,982		7,277,057

OPERATING INCOME (LOSS)	(1,908,649)	144,242	(541,982)		(2,306,389)

Other income (expense)
Gain on sale of customers	869,259	—			869,259
Gain on settlement of accounts payable	175,011	—			175,011
Loss on extinguishment of notes payable	(174,472)	—			(174,472)
Interest income	4,746	—			4,746
Interest expense (including non-cash interest)	(998,659)	(50,946)	50,946	(g)	(998,659)
Minority interest	(84,943)	—			(84,943)
TOTALS	(209,058)	(50,946)	50,946		(209,058)
Income/(Loss) before provision for income taxes	(2,117,707)	93,296	(491,036)		(2,515,447)
Provision for income taxes	—	(15,000)	15,000	(g)	—
NET INCOME (LOSS)	$(2,117,707)	$78,296	$(476,036)		$(2,515,447)
BASIC AND DILUTED LOSS PER COMMON SHARE	$(0.09)				$(0.11)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	22,788,924				22,967,614

See accompanying notes to the unaudited pro forma condensed combined financial statements

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Notes to Unaudited Pro Forma Condensed Combined Financial Statements

On June 1, 2004, MDU Communications (USA) Inc. (the “Subsidiary”), the wholly-owned subsidiary of MDU Communications International, Inc. (the “Company”), closed on an Asset Purchase Agreement (executed May 18, 2004) with Direct Satellite, Inc., an Illinois corporation (“DSI”) based out of Chicago, for the Subsidiary to purchase the telecommunication video system operating assets of DSI.  The result of the transaction was that the Subsidiary purchased all the assets of DSI including its subscriber base, associated property access agreements and backlog, equipment installed in properties for receiving video satellite television and Internet services and all inventory for a purchase price of $2,400,000. In addition, the Subsidiary entered into a consulting agreement with Cablecom/Spacelink, Inc. for 178,690 shares of MDU’s restricted common stock in return for the utilization of Cablecom staff for the transition of DSI subscribers to MDU, the use of office space and the use of the Cablecom computer infrastructure by MDU staff for the maintenance of existing DSI subscribers and subscriber growth in the Chicago metropolitan area.

The unaudited pro forma condensed combined balance sheet reflects the appropriate pro forma adjustments to record the acquisitions of DSI using the purchase method of accounting.

Acquisition costs, including $115,000 of closing costs, were allocated so the fair value of the property and equipment acquired and amortizable intangible assets as set forth below:

Allocation:
Property and equipment	$819,159
Amortizable intangible assets	1,695,841
Total	$2,515,000

The amount allocated to intangible assets was for customer lists and access agreements, which will be amortized on a straight-line basis over five years.

The pro forma condensed combined balance sheet and pro forma condensed combined statements of operations reflect the following adjustments:

a)	Acquisition of DSI for $2,400,000 in cash and related closing costs of $115,000;

b)	To record the elimination of assets and liabilities not included in the acquisition of DSI;

c)	To record a reduction in the carrying value of DSI property and equipment to reflect fair value;

d)	To record amortizable intangibles, including the customer relationships and building access agreements, at fair value;

e)	To eliminate the historical equity accounts of DSI;

f)	To record the fair value of 178,690 shares of MDU’s restricted common stock issued in connection with the consulting agreement with Cablecom/Spacelink, Inc. as unearned compensation;

g)	To record the elimination of the pertinent interest expense and provision for income taxes;

h)	To record the amortization of purchased intangibles over the estimated useful life of five years; and

i)	To record the amortization of unearned compensation resulting from the consulting agreement with Cablecom/Spacelink, Inc. over two years.

Pro forma basic and diluted loss per share for each period is calculated by dividing the pro forma net loss by the MDU’s historical weighted average common shares outstanding adjusted for shares issued to Cablecom.

[end of filing]

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